Certification Pursuant to Rule 30a-2(b) under the 1940 Act and

Section 906 of the Sarbanes-Oxley Act of 2002

Each of the undersigned hereby certifies that:

1.	The Form N-CSR of BNY Mellon ETF Trust II (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BNY Mellon ETF Trust II.

Date: 12/23/2025                                                           /s/ David J. DiPetrillo

David J. DiPetrillo, President

(Principal Executive Officer)

Date: 12/24/2025                                                          /s/ James Windels

James Windels, Treasurer

(Principal Financial and Accounting Officer)